Employee Benefit Plans and Postretirement Benefits - Effect of One Percentage Point Change in Assumed Healthcare Cost Trend Rates (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Total increase/(decrease) in service cost and interest cost components of 2013 net post retirement benefit expense, One Percentage-Point Increase	$ 6
Total increase/(decrease) in accumulated postretirement benefit obligation as of end period, One Percentage-Point Increase	135
Total increase/(decrease) in service cost and interest cost components of 2013 net post retirement benefit expense, One Percentage-Point Decrease	(5)
Total increase/(decrease) in accumulated postretirement benefit obligation as of end period, One Percentage-Point Decrease	$ (104)